SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
December 1, 2010
INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or organization	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)

1600 E. St. Andrew Place
Santa Ana, CA 92799-5125
(Address, including zip code of Registrant’s principal executive offices)
Registrant’s telephone number, including area code: (714) 566-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-10.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7
EX-99.8

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Revised Compensation Policy for Directors
     On December 1, 2010, the Board approved the Compensation Policy for Members of the Board, as amended and restated as of December 1, 2010 (the “Policy”). The newly amended and restated Policy includes the following changes:
•	If a cash retainer is selected by the director as a component of annual compensation, the amount selected will be subject to the following:
•	The maximum amount of the cash retainer that may be selected annually is as follows:
•	$80,000 for directors other than Audit Committee Members, Committee chairs and the Non-Executive Chairman of the Board (the “Chairman”); and $85,000 for Audit Committee Members, other than the Audit Committee chair (formerly $70,000);

•	$110,000 for the Audit Committee chair (formerly $90,000);

•	$105,000 for the Human Resources Committee chair; $100,000 for the Governance Committee chair; and $90,000 for the Executive Committee chair (formerly $85,000 each), subject to an additional $5,000 if any of these Chairs are also on the Audit Committee; and

•	$170,000 for the Chairman (unchanged).
•	Audit Committee members and Committee chairs must select a minimum amount of the cash retainer annually, as follows (subject to adjustment for partial years of service):
•	$5,000 for Audit Committee members, other than the Audit Committee chair (formerly none);

•	$30,000 for the Audit Committee chair (formerly $20,000); and

•	$25,000 for the Human Resources Committee chair; $20,000 for the Governance Committee chair; and $10,000 for the Executive Committee chair (formerly $15,000 each), subject to an additional $5,000 if any of these Chairs are also on the Audit Committee.
No minimum amount applies with respect to directors who do not serve as Audit Committee members or Committee chairs.

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•	The equity-based component of annual compensation selected by the director must have an annual value of at least $130,000 for directors other than the Chairman (formerly $110,000), and $260,000 for the Chairman (unchanged).

•	The aggregate amount of the annual cash retainer and the value of the annual equity-based compensation selected by the director may not exceed the following amounts:
•	$210,000 for directors other than Audit Committee members, Committee chairs and the Chairman; and $215,000 for Audit Committee members, other than the Audit Committee chair (formerly $180,000 each);

•	$240,000 for the Audit Committee chair (formerly $200,000);

•	$235,000 for the Human Resources Committee chair; $230,000 for the Governance Committee chair; and $220,000 for the Executive Committee chair (formerly $195,000), subject to an additional $5,000 if any of these Chairs are also on the Audit Committee; and

•	$430,000 for the Chairman (unchanged).
•	Annual equity awards will be granted to directors on the first trading day of March of each calendar year (unchanged from awards granted during 2010). Options will vest with respect to one-tenth of the shares underlying such options on the last day of each month during the calendar year in which the award was made (unchanged from options granted during 2010).
The terms of the Policy otherwise remain unchanged.
The foregoing summary is qualified in its entirety by reference to the full text of the Ingram Micro Inc. Compensation Policy for Members of the Board of Directors (as amended and restated as of December 1, 2010), a copy of which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibits are filed herewith.

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Exhibit No.	Description
10.1	Ingram Micro Inc. Compensation Policy for Members of the Board of Directors (as amended and restated December 1, 2010)
99.1	Compensation Agreement — Form of Board of Directors Compensation Election Form (Audit Committee Chair)
99.2	Compensation Agreement — Form of Board of Directors Compensation Election Form (Human Resources Committee Chair)
99.3	Compensation Agreement — Form of Board of Directors Compensation Election Form (Governance Committee Chair)
99.4	Compensation Agreement — Form of Board of Directors Compensation Election Form (Executive Committee Chair)
99.5	Compensation Agreement — Form of Board of Directors Compensation Election Form (Audit Committee Member Other than Chair)
99.6	Compensation Agreement — Form of Board of Directors Compensation Election Form (Non-Audit Committee Member Other than Chair)
99.7	Compensation Agreement — Form of Board of Directors Restricted Stock Unit Deferral Election Form
99.8	Compensation Agreement—Form of Board of Directors compensation Cash Deferral Election Form
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.
By:	/s/ Larry C. Boyd
	Name:	Larry C. Boyd
	Title:	Executive Vice President, Secretary and General Counsel

Date: December 7, 2010

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